UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2024 (May 22, 2024)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William F. Treacy Retirement Agreement

As previously announced in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2024, Mr. William F. Treacy, Jr., Executive Vice President and Chief Growth Officer of L.B. Foster Company (the “Company”), will retire from the Company effective June 30, 2024 (the "Retirement Date"). In connection with Mr. Treacy’s retirement, on May 22, 2024, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved the entry into a Retirement Agreement and General Release (the “Retirement Agreement”) with Mr. Treacy.

Subject to Mr. Treacy’s execution (and non-revocation) of the Retirement Agreement, including a general release of claims against the Company and his obligations to comply with certain non-compete, non-solicitation, and non-disparagement covenants, the Compensation Committee approved Mr. Treacy’s departure from the Company as a “retirement” as provided in the Company’s applicable plans and related agreements with the following effect: (i) the accelerated vesting, to the extent unvested, of Mr. Treacy’s outstanding restricted stock awards effective on the Retirement Date; (ii) the pro-rata vesting of Mr. Treacy’s outstanding performance share unit awards effective on the Retirement Date to be paid, if earned, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of the applicable performance period; (iii) the payment, if earned, of the pro-rated annual cash incentive bonus award for the performance period of January 1, 2024 through December 31, 2024, subject to and based on the Company’s attainment of the applicable performance goals as determined after the end of such performance period; and (iv) the payment of Mr. Treacy’s accrued balance under the Company’s supplemental executive retirement plan.

The foregoing description of the Retirement Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Retirement Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2024.

Appointment of Brian H. Friedman as Senior Vice President and Chief Growth Officer

On May 23, 2024, the Board appointed Mr. Brian H. Friedman as Senior Vice President and Chief Growth Officer, effective July 1, 2024. Mr. Friedman has been with the Company since 2019 and has held various growth-driven leadership roles. Most recently, he served as Senior Vice President - Steel Products and Special Projects.

L.B. Foster Company 2022 Equity and Incentive Compensation Plan (as Amended and Restated)

At the Company’s Annual Meeting of Shareholders held on May 23, 2024 (the “Annual Meeting”), the Company’s shareholders approved the amendment and restatement of the L.B. Foster Company 2022 Equity and Incentive Compensation Plan (the “Amended Plan”). Subject to the adjustment provisions of the Amended Plan, the principal amendment to the plan was to authorize the issuance of an additional 1,070,000 shares of the Company’s common stock. The Amended Plan was previously approved by the Board on March 29, 2024, subject to shareholder approval of the Amended Plan by the Company’s shareholders at the Annual Meeting.

The foregoing description of the principal amendment to the Amended Plan does not purport to be complete and is qualified by reference to the full text of the Amended Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement filed with the SEC on April 12, 2024. Results of voting with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1: Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-votes
Raymond T. Betler	8,194,827	21,726	1,327,562
Alexander B. Jones	8,188,279	28,274	1,327,562
John F. Kasel	8,195,739	20,814	1,327,562
John E. Kunz	8,173,632	42,921	1,327,562
Janet Lee	8,148,555	67,998	1,327,562
David J. Meyer	8,177,072	39,481	1,327,562
Diane B. Owen	8,128,149	88,404	1,327,562
Bruce E. Thompson	8,131,444	85,109	1,327,562

As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024:

Votes For	Votes Against	Abstentions	Broker Non-votes
9,510,584	26,393	7,138	0

The foregoing proposal was approved.

Proposal 3: Advisory approval of the compensation paid to the Company’s named executive officers in 2023:

Votes For	Votes Against	Abstentions	Broker Non-vote
8,170,125	23,159	23,269	1,327,562

The foregoing proposal was approved.

Proposal 4: Approval of the L.B. Foster Company 2022 Equity and Incentive Compensation Plan (As Amended and Restated):

Votes For	Votes Against	Abstentions	Broker Non-votes
6,809,919	1,387,066	19,568	1,327,562

The 2022 Equity and Incentive Compensation Plan (As Amended and Restated) was approved.

No other matters or proposals were voted on at the Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
10.1
L.B. Foster Company 2022 Equity and Incentive Compensation Plan as Amended and Restated May 23, 2024 (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed by the Company on May 23, 2024, File Number 333-279648.

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	May 24, 2024	/s/ Patrick J. Guinee
Patrick J. Guinee
Executive Vice President,
General Counsel, and Corporate Secretary